UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2020

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 3, 2020, Ribbon Communications Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on such date, pursuant to an Agreement and Plan of Merger, dated as of November 14, 2019, by and among the Company, Ribbon Communications Israel Ltd., a company incorporated under the Laws of the State of Israel and an indirect wholly owned Subsidiary of Ribbon, Eclipse Communications Ltd., a company incorporated under the Laws of the State of Israel and a direct wholly owned Subsidiary of Ribbon Israel (“Merger Sub”), ECI Telecom Group Ltd., a company incorporated under the Laws of the State of Israel (“ECI”) and ECI Holding (Hungary) Kft, ECI merged with Merger Sub, with ECI as the surviving company (the “Merger”). As a result of the Merger, ECI is now an indirect wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired.

The consolidated financial statements of ECI and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of operations, statements of comprehensive loss, changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes to the consolidated financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2019, and the related notes, giving pro forma effect to the Merger as if it had been completed on December 31, 2019, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits:

23.1	Consent of Independent Auditors.
99.1	Audited consolidated financial statements of ECI as of December 31, 2019 and 2018 and for the three years ended December 31, 2019.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2020	Ribbon Communications Inc.

	By:	/s/ Daryl E. Raiford
Name: Daryl E. Raiford
Title: Executive Vice President and Chief Financial Officer